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                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           KEYSTONE FINANCIAL, INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)


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Message to be broadcast via electronic mail to employees of Keystone Financial,
Inc. and subsidiaries on April 16, 1999:


Message from Carl Campbell:

Some of our associates, who are also shareholders, have asked questions about whether and how to vote their shares of Keystone stock. For example:

Q: I OWN SOME SHARES PERSONALLY AND ALSO HAVE SOME IN MY 401(K). IS IT IMPORTANT TO VOTE ALL MY SHARES?

A: Yes, it is very important that all shareholders vote their shares. Once you have your proxy statement and your proxy card, review the information carefully, come to an informed decision and vote promptly. If you do not have the information, please contact Sue Kapfhammer at (814) 949-2836 and new information will be provided.

Q:  WHAT CAN I DO TO KEEP THE PROPOSALS FROM BEING APPROVED?

A: You can actually do two things. Short-term, you can vote your shares. Long-term, you can help Keystone grow and prosper. As we all know, the best defense is a strong offense. Help us improve performance by taking advantage of the opportunities we have to improve margin, expand relationships with customers and control expenses.

Q: I REALLY DON'T THINK THAT THESE SHAREHOLDER PROPOSALS ARE LIKELY TO PASS. WHAT WOULD IT HURT IF I DIDN'T VOTE?

A: Individual votes can send a message beyond merely voting the proposal up or down; by showing strong support for the Board of Directors shareholders can say that our company is not for sale.